                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

    End of Period Collection Account Balance as of Prior Payment Date:                                                    266,954.12
    Available Funds:
           Contract Payments due and received in this period                                                            5,013,748.13
           Contract Payments due in prior period(s) and received in this period                                           859,293.02
           Contract Payments received in this period for next period                                                      375,173.83
           Sales, Use and Property Tax, Maintenance, Late Charges                                                         159,615.84
           Prepayment Amounts related to early termination in this period                                               1,822,979.99
           Servicer Advance                                                                                               317,267.87
           Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
           Transfer from Reserve Account                                                                                    5,378.18
           Interest earned on Collection Account                                                                            3,851.43
           Interest earned on Affiliated Account                                                                              583.16
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                          0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                                                        0.00
           Amounts paid under insurance policies                                                                                0.00
           Any other amounts                                                                                                    0.00

                                                                                                                      --------------
    Total Available Funds                                                                                               8,824,845.57
    Less: Amounts to be Retained in Collection Account                                                                    566,467.86
                                                                                                                      --------------
    AMOUNT TO BE DISTRIBUTED                                                                                            8,258,377.71
                                                                                                                      ==============


    DISTRIBUTION OF FUNDS:

           1.     To Trustee -  Fees                                                                                            0.00
           2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              859,293.02
           3.     To Noteholders (For Servicer Report immediately
                  following the Final Additional Closing Date)

                         a) Class A1 Principal and Interest                                                                     0.00
                         a) Class A2 Principal (distributed after A1 Note matures) and Interest                                 0.00
                         a) Class A3 Principal (distributed after A2 Note matures) and Interest                         5,738,338.48
                         a) Class A4 Principal (distributed after A3 Note matures) and Interest                           518,751.20
                         b) Class B Principal and Interest                                                                106,850.92
                         c) Class C Principal and Interest                                                                213,939.79
                         d) Class D Principal and Interest                                                                144,143.32
                         e) Class E Principal and Interest                                                                191,023.79

           4.     To Reserve Account for Requirement per Indenture
                  Agreement Section 3.08                                                                                        0.00
           5.     To Issuer - Residual  Principal and Interest
                  and Reserve Account Distribution
                         a) Residual Interest (Provided no Restricting
                            or Amortization Event in effect)                                                               59,337.98
                         b) Residual Principal (Provided no Restricting
                            or Amortization Event in effect)                                                              187,316.22
                         c) Reserve Account Distribution
                            (Provided no Restricting or Amortization Event in effect)                                       5,378.18
           6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                  Earned and Any Other Amounts                                                                            164,050.43
           7.     To Servicer, Servicing Fee and other Servicing Compensations                                             69,954.38
                                                                                                                      --------------
    TOTAL FUNDS DISTRIBUTED                                                                                             8,258,377.71
                                                                                                                      ==============

                                                                                                                      --------------
    End of Period Collection Account Balance {Includes Payments in Advance
    & Restricting Event Funds (if any)}                                                                                   566,467.86
                                                                                                                      ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                      $4,876,395.87
     - Add Investment Earnings                                                                                              5,378.18
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                           0.00
     - Less Distribution to Certificate Account                                                                             5,378.18
                                                                                                                      --------------
End of period balance                                                                                                  $4,876,395.87
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $4,876,395.87
                                                                                                                      ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003




III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

             Pool A                                               145,568,785.01
             Pool B                                                18,589,759.20
                                                               -----------------
                                                                                                      164,158,544.21

Class A Overdue Interest, if any                                            0.00
Class A Monthly Interest - Pool A                                     676,300.39
Class A Monthly Interest - Pool B                                      86,366.46

Class A Overdue Principal, if any                                           0.00
Class A Monthly Principal - Pool A                                  4,836,319.53
Class A Monthly Principal - Pool B                                    658,103.30
                                                              ------------------
                                                                                                        5,494,422.83

Ending Principal Balance of the Class A Notes

             Pool A                                               140,732,465.48
             Pool B                                                17,931,655.90
                                                                  --------------                  ------------------
                                                                                                      158,664,121.38
                                                                                                  ==================

Interest Paid Per $1,000       Principal Paid Per $1,000     Ending Principal
Original Face $286,080,000     Original Face $286,080,000    Balance Factor
$ 2.665922                                   $ 19.205896           55.461452%



IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

              Class A1                                                      0.00
              Class A2                                                      0.00
              Class A3                                             56,978,544.21
              Class A4                                            107,180,000.00
                                                              ------------------

Class A Monthly Interest                                                                              164,158,544.21
              Class A1 (Actual Number Days/360)                             0.00
              Class A2                                                      0.00
              Class A3                                                243,915.65
              Class A4                                                518,751.20
                                                              ------------------

Class A Monthly Principal

              Class A1                                                      0.00
              Class A2                                                      0.00
              Class A3                                              5,494,422.83
              Class A4                                                      0.00

                                                              ------------------
                                                                                                        5,494,422.83
Ending Principal Balance of the Class A Notes

              Class A1                                                      0.00
              Class A2                                                      0.00
              Class A3                                             51,484,121.38
              Class A4                                            107,180,000.00
                                                              ------------------                  ------------------
                                                                                                      158,664,121.38
                                                                                                  ==================
Class A3

Interest Paid Per $1,000       Principal Paid Per $1,000     Ending Principal
Original Face $82,500,000      Original Face $82,500,000     Balance Factor
$ 2.956553                                   $ 66.599065             62.404996%

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 13, 2003



V.   CLASS B NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class B Notes

       Pool A                                                                      2,483,136.43
       Pool B                                                                        317,107.19
                                                                                ----------------
                                                                                                                   2,800,243.62

   Class B Overdue Interest, if any                                                        0.00
   Class B Monthly Interest - Pool A                                                  11,639.70
   Class B Monthly Interest - Pool B                                                   1,486.44
   Class B Overdue Principal, if any                                                       0.00
   Class B Monthly Principal - Pool A                                                 82,498.74
   Class B Monthly Principal - Pool B                                                 11,226.04
                                                                               ----------------
                                                                                                                       93,724.78

   Ending Principal Balance of the Class B Notes

       Pool A                                                                      2,400,637.69
       Pool B                                                                        305,881.15
                                                                               ----------------                 -------------------
                                                                                                                       2,706,518.84
                                                                                                                ===================


   Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
   Original Face $4,880,000    Original Face $4,880,000         Balance Factor
    $  2.689783                  $   19.205896                      55.461452%



VI.   CLASS C NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class C Notes

       Pool A                                                                       4,961,184.49
       Pool B                                                                         633,564.58
                                                                                ----------------
                                                                                                                      5,594,749.07

   Class C Overdue Interest, if any                                                         0.00
   Class C Monthly Interest - Pool A                                                   23,660.72
   Class C Monthly Interest - Pool B                                                    3,021.58
   Class C Overdue Principal, if any                                                        0.00
   Class C Monthly Principal - Pool A                                                 164,828.42
   Class C Monthly Principal - Pool B                                                  22,429.07
                                                                                ----------------
                                                                                                                         187,257.49

   Ending Principal Balance of the Class C Notes

      Pool A                                                                        4,796,356.07
      Pool B                                                                          611,135.51
                                                                                ----------------                -------------------
                                                                                                                       5,407,491.58
                                                                                                                ===================



   Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
   Original Face $9,750,000    Original Face $9,750,000     Balance Factor
    $ 2.736646                              $  19.205896            55.461452%

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 13, 2003



VII.   CLASS D NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class D Notes

       Pool A                                                             3,307,456.29
       Pool B                                                               422,376.37
                                                                        --------------
                                                                                                                       3,729,832.66

   Class D Overdue Interest, if any                                               0.00
   Class D Monthly Interest - Pool A                                         17,118.84
   Class D Monthly Interest - Pool B                                          2,186.15
   Class D Overdue Principal, if any                                              0.00
   Class D Monthly Principal - Pool A                                       109,885.62
   Class D Monthly Principal - Pool B                                        14,952.71
                                                                        --------------
                                                                                                                          124,838.33

   Ending Principal Balance of the Class D Notes

       Pool A                                                             3,197,570.67
       Pool B                                                               407,423.66
                                                                        --------------                              ----------------
                                                                                                                        3,604,994.33
                                                                                                                    ================



   Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
   Original Face $6,500,000   Original Face $6,500,000    Balance Factor
    $  2.969998                       $  19.205897              55.461451%


VIII.   CLASS E NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class E Notes

       Pool A                                                             4,136,864.60
       Pool B                                                               528,295.40
                                                                        --------------
                                                                                                                        4,665,160.00

   Class E Overdue Interest, if any                                               0.00
   Class E Monthly Interest - Pool A                                         30,929.96
   Class E Monthly Interest - Pool B                                          3,949.89
   Class E Overdue Principal, if any                                              0.00
   Class E Monthly Principal - Pool A                                       137,441.55
   Class E Monthly Principal - Pool B                                        18,702.39
                                                                        --------------
                                                                                                                          156,143.94

   Ending Principal Balance of the Class E Notes

       Pool A                                                             3,999,423.05
       Pool B                                                               509,593.01
                                                                        --------------                              ----------------
                                                                                                                        4,509,016.06
                                                                                                                    ================


   Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
   Original Face $8,130,000    Original Face $8,130,000    Balance Factor
    $ 4.290264                              $ 19.205897          55.461452%

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 13, 2003


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance

   Pool A                                                                 4,962,740.37
   Pool B                                                                   633,763.27
                                                                        --------------
                                                                                                                        5,596,503.64

Residual Interest - Pool A                                                   52,618.42
Residual Interest - Pool B                                                    6,719.56
Residual Principal - Pool A                                                 164,880.12
Residual Principal - Pool B                                                  22,436.10
                                                                        --------------
                                                                                                                          187,316.22

Ending Residual Principal Balance

   Pool A                                                                 4,797,860.25
   Pool B                                                                   611,327.17
                                                                        --------------                              ----------------
                                                                                                                        5,409,187.42
                                                                                                                    ================


X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                                          69,954.38
 - Servicer Advances reimbursement                                                                                        859,293.02
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                        164,050.43
                                                                                                                    ----------------
Total amounts due to Servicer                                                                                           1,093,297.83
                                                                                                                    ================

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 13, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
beginning of the related Collection Period                                                                            165,420,167.17

Aggregate Discounted Contract Balance of Additional Contracts acquired during
Collection Period                                                                                                               0.00

Decline in Aggregate Discounted Contract Balance                                                                        5,495,853.97

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                    ----------------
ending of the related Collection Period                                                                               159,924,313.20
                                                                                                                    ================

Components of Decline in Aggregate Discounted Contract Balance:
 - Principal portion of Contract Payments  and Servicer Advances                                   3,683,097.97

 - Principal portion of Prepayment Amounts                                                         1,812,756.00

 - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                       0.00

 - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
        Contracts during the Collection Period                                                             0.00

 - Aggregate Discounted Contract Balance of Substitute Contracts added during
        Collection Period                                                                                  0.00

 - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
        during Collection Period                                                                           0.00
                                                                                                 --------------
                        Total Decline in Aggregate Discounted Contract Balance                     5,495,853.97
                                                                                                 ==============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
beginning of the related Collection Period                                                                             21,124,865.98

Aggregate Discounted Contract Balance of Additional Contracts acquired during
Collection Period                                                                                                               0.00

Decline in Aggregate Discounted Contract Balance                                                                          747,849.60

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
ending of the related Collection Period                                                                              ---------------
                                                                                                                      20,377,016.38
                                                                                                                     ===============

Components of Decline in Aggregate Discounted Contract Balance:
 - Principal portion of Contract Payments  and Servicer Advances                                     747,210.01

 - Principal portion of Prepayment Amounts                                                               639.59

 - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                       0.00

 - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
        Contracts during the Collection Period                                                             0.00

 - Aggregate Discounted Contract Balance of Substitute Contracts added during
        Collection Period                                                                                  0.00

 - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
        during Collection Period                                                                           0.00

                                                                                                 --------------
                         Total Decline in Aggregate Discounted Contract Balance                      747,849.60
                                                                                                 ==============
                                                                                                                    ================
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     180,301,329.58
                                                                                                                    ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A

                                                                                                       Predecessor
                                                            Discounted            Predecessor          Discounted
      Lease #      Lessee Name                              Present Value         Lease #              Present Value
      --------------------------------------------          -------------         -----------          ---------------
                   NONE






                                                            -------------                              ---------------
                                                   Totals:          $0.00                                        $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                                $272,767,516.82
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES                  NO    X
                                                                                  -----------          ----------

      POOL B

                                                                                                       Predecessor
                                                            Discounted            Predecessor          Discounted
      Lease #      Lessee Name                              Present Value         Lease #              Present Value
      --------------------------------------------          -------------         -----------          ---------------






                                                            -------------                               --------------
                                                   Totals:          $0.00                                        $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                 $52,325,540.92
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                              0.00%

     *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER HAS FAILED
      TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES                  NO    X
                                                                                  -----------          ----------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING

                                                                                                          Predecessor
                                                                      Discounted         Predecessor      Discounted
      Lease #      Lessee Name                                        Present Value      Lease #          Present Value
      -----------------------------------------------------------     --------------     -----------      ---------------
      2707-201     Amber Networks, Inc.                                $1,045,934.66     2041-203           $3,154,026.34
      2707-202     Amber Networks, Inc.                                  $491,545.72
      2708-201     Network Elements, Inc.                              $1,305,725.82
      2706-202     Coriolis Networks, Inc.                                $90,653.94
      2706-207     Coriolis Networks, Inc.                               $215,544.48
                   Cash                                                    $4,621.72     2869-001           $2,037,442.62
      3271-002     Durham Diagnostic Imaging                           $2,317,472.63     2769-001           $2,940,134.55
      3702-003     USDL Pittsburgh Inc & USDL Pittsburgh Holding       $2,946,305.69     2770-001           $3,087,098.20
      3714-001     Kaley Imaging, Inc., and KI Holding, Inc.           $1,470,213.52     2002918-002           $25,199.70
      3718-006     USD Dayton, Inc. and USD Dayton Holding, Inc.       $1,893,050.93     2004445-001           $85,324.68
                                                                                         2002452-001           $52,617.10
                                                                      --------------                       --------------
                                                             Totals:  $11,781,069.11                       $11,381,843.19

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       11,381,843.19
      b) ADCB OF POOL A AT CLOSING DATE                                                                   $272,767,516.82
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               4.17%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES              NO    X
                                                                                         -----------      ----------

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                          Predecessor
                                                                      Discounted         Predecessor      Discounted
      Lease #      Lessee Name                                        Present Value      Lease #          Present Value
      -----------------------------------------------------------     --------------     -----------      ---------------
                   None






                                                                      --------------                       --------------
                                                             Totals:           $0.00                                $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                    $52,325,540.92
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

     *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER HAS DECLINED
      TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES              NO    X
                                                                                         -----------      ----------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XV. POOL PERFORMANCE MEASUREMENTS

1.        AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                     TOTAL OUTSTANDING CONTRACTS
      This Month                         2,239,398.48    This Month                   180,301,329.58
      1 Month Prior                      5,827,291.78    1 Month Prior                186,545,033.15
      2 Months Prior                     9,918,849.18    2 Months Prior               190,839,341.59

      Total                             17,985,539.44    Total                        557,685,704.32

      a) 3 MONTH AVERAGE                 5,995,179.81    b) 3 MONTH AVERAGE           185,895,234.77

      c) a/b                                     3.23%


2.    Does a Delinquency Condition Exist (1c > 6%)?                                                       Yes        No  X
                                                                                                          -------    ------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                               Yes        No  X
                                                                                                              ---       ---
      B. An Indenture Event of Default has occurred and is then continuing?                               Yes        No  X
                                                                                                              ---       ---


4.    Has a Servicer Event of Default occurred?                                                           Yes        No  X
                                                                                                              ---       ---


5.    Amortization Event Check

      A. Is 1c > 8% ?                                                                                     Yes        No  X
                                                                                                              ---       ---
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
         not remedied within 90 days?                                                                     Yes        No  X
                                                                                                              ---       ---
      C. As of any Determination date, the sum of all defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                                                      Yes        No  X
                                                                                                              ---       ---


6.    Aggregate Discounted Contract Balance at Closing Date                                       Balance $325,093,057.74
                                                                                                          ---------------


      DELINQUENT LEASE SUMMARY

      Days Past Due                  Current Pool Balance                       # Leases
      -------------                  --------------------                       --------
            31 - 60                          5,574,120.72                             41
            61 - 90                          3,120,933.61                             18
           91 - 180                          2,239,398.48                             17


      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization